                                                                   EXHIBIT 20.18


                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                                  September 30, 1999
                                                  ------------------------------
           Determination Date:                                  October 6, 1999
                                                  ------------------------------
           Distribution Date:                                  October 15, 1999
                                                  ------------------------------
           Monthly Period Ending:                            September 30, 1999
                                                  ------------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.     Collection Account Summary

           Available Funds:
                     Payments Received                                                  $13,354,447.15
                     Liquidation Proceeds (excluding Purchase Amounts)                   $1,417,210.12
                     Current Monthly Advances                                               228,176.60
                     Amount of withdrawal, if any, from the Spread Account                 $200,280.46
                     Monthly Advance Recoveries                                            (192,949.95)
                     Purchase Amounts-Warranty and Administrative Receivables               $25,214.23
                     Purchase Amounts - Liquidated Receivables                                   $0.00
                     Income from investment of funds in Trust Accounts                      $56,375.86
                                                                                    -------------------
           Total Available Funds                                                                                    $15,088,754.47
                                                                                                                ====================

           Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                           $0.00
                     Backup Servicer Fee                                                         $0.00
                     Basic Servicing Fee                                                   $269,382.47
                     Trustee and other fees                                                      $0.00
                     Class A-1 Interest Distributable Amount                                     $0.00
                     Class A-2 Interest Distributable Amount                                     $0.00
                     Class A-3 Interest Distributable Amount                                $53,859.56
                     Class A-4 Interest Distributable Amount                               $812,500.00
                     Class A-5 Interest Distributable Amount                               $910,083.33
                     Noteholders' Principal Distributable Amount                        $13,042,929.11
                     Amounts owing and not paid to Security Insurer under
                                       Insurance Agreement                                       $0.00
                     Supplemental Servicing Fees (not otherwise paid to Servicer)                $0.00
                     Spread Account Deposit                                                      $0.00
                                                                                     ------------------
           Total Amounts Payable on Distribution Date                                                               $15,088,754.47
                                                                                                                ====================


                                Page 1 (1997-B)

   II.   Available Funds

         Collected Funds (see V)
                           Payments Received                                                   $13,354,447.15
                           Liquidation Proceeds (excluding Purchase Amounts)                    $1,417,210.12        $14,771,657.27
                                                                                             -----------------

         Purchase Amounts                                                                                                $25,214.23

         Monthly Advances
                           Monthly Advances - current Monthly Period (net)                         $35,226.65
                           Monthly Advances - Outstanding Monthly Advances
                              not otherwise reimbursed to the Servicer                                  $0.00            $35,226.65
                                                                                             -----------------

         Income from investment of funds in Trust Accounts                                                               $56,375.86
                                                                                                                   -----------------


         Available Funds                                                                                             $14,888,474.01
                                                                                                                   =================

   III.  Amounts Payable on Distribution Date

            (i)(a)    Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                             $0.00

            (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                              $0.00

            (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                         $0.00

            (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                           Owner Trustee                                                                     $0.00
                           Administrator                                                                     $0.00
                           Indenture Trustee                                                                 $0.00
                           Indenture Collateral Agent                                                        $0.00
                           Lockbox Bank                                                                      $0.00
                           Custodian                                                                         $0.00
                           Backup Servicer                                                                   $0.00
                           Collateral Agent                                                                  $0.00            $0.00
                                                                                             ----------------------

           (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                              $269,382.47

           (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                            $0.00

           (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                      returned for insufficient funds (not otherwise reimbursed to Servicer)                                  $0.00

             (iv)     Class A-1 Interest Distributable Amount                                                                 $0.00
                      Class A-2 Interest Distributable Amount                                                                 $0.00
                      Class A-3 Interest Distributable Amount                                                            $53,859.56
                      Class A-4 Interest Distributable Amount                                                           $812,500.00
                      Class A-5 Interest Distributable Amount                                                           $910,083.33

              (v)     Noteholders' Principal Distributable Amount
                           Payable to Class A-1 Noteholders                                                                   $0.00
                           Payable to Class A-2 Noteholders                                                          $13,042,929.11
                           Payable to Class A-3 Noteholders                                                                   $0.00
                           Payable to Class A-4 Noteholders                                                                   $0.00
                           Payable to Class A-5 Noteholders                                                                   $0.00

             (vii)    Unpaid principal balance of the Class A-1 Notes
                      after deposit to the Note Distribution Account of
                      any funds in the Class A-1 Holdback Subaccount
                      (applies only on the Class A-1 Final Scheduled Distribution Date)                                       $0.00

             (ix)     Amounts owing and not paid to Security Insurer under Insurance Agreement                                $0.00
                                                                                                                   -----------------

                      Total amounts payable on Distribution Date                                                     $15,088,754.47
                                                                                                                   =================

                                Page 2 (1997-B)

   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
           Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:

                             Amount of excess, if any, of Available Funds over
                             total amounts payable (or amount of such excess up
                             to the Spread Account Maximum Amount)                                                    $0.00

           Reserve Account Withdrawal on any Determination Date:

                             Amount of excess, if any, of total amounts payable
                             over Available Funds (excluding amounts payable
                             under item (vii) of Section III)                                                         $0.00

                             Amount available for withdrawal from the Reserve
                             Account (excluding the Class A-1 Holdback
                             Subaccount), equal to the difference between the
                             amount on deposit in the Reserve Account and the
                             Requisite Reserve Amount (amount on deposit in the
                             Reserve Account calculated taking into account any
                             withdrawals from or deposits to the Reserve Account
                             in respect of transfers of Subsequent Receivables)                                       $0.00

                             (The amount of excess of the total amounts payable
                             (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve
                             Account (excluding the Class A-1 Holdback
                             Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                             Amount of withdrawal, if any, from the Reserve
                             Account                                                                                  $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
           Date:

                             Amount by which (a) the remaining principal balance
                             of the Class A-1 Notes exceeds (b) Available Funds
                             after payment of amounts set forth in item (v) of
                             Section III                                                                              $0.00

                             Amount available in the Class A-1 Holdback
                             Subaccount                                                                               $0.00

                             (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                             Funds (after payment of amount set forth in item
                             (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                             Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                             Amount of withdrawal, if any, from the Class A-1
                             Holdback Subaccount                                                                      $0.00

           Deficiency Claim Amount:

                             Amount of excess, if any, of total amounts payable
                             over funds available for withdrawal from Reserve
                             Amount, the Class A-1 Holdback Subaccount and
                             Available Funds                                                                          $0.00

                             (on the Class A-1 Final Scheduled Distribution
                             Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                             (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                             Amount of excess, if any, on the Distribution Date
                             on or immediately following the end of the Funding
                             Period, of (a) the sum of the Class A-1 Prepayment
                             Amount, the Class A-2 Prepayment Amount, the Class
                             A-3 Prepayment Amount, the Class A-4 Prepayment
                             Amount, and the Class A-5 Prepayment Amount, over
                             (b) the amount on deposit in the Pre-Funding
                             Account                                                                                  $0.00

           Class A-1 Maturity Shortfall:

                             Amount of excess, if any, on the Class A-1 Final
                             Scheduled Distribution Date, of (a) the unpaid
                             principal balance of the Class A-1 Notes over (b)
                             the sum of the amounts deposited in the Note
                             Distribution Account under item (v) and (vii) of
                             Section III or pursuant to a withdrawal from the
                             Class A-1 Holdback Subaccount.                                                           $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)

                                Page 3 (1997-B)


V.    Collected Funds

      Payments Received:
            Supplemental Servicing Fees                                                              $0.00
            Amount allocable to interest                                                      3,944,031.93
            Amount allocable to principal                                                     9,410,415.22
            Amount allocable to Insurance Add-On Amounts                                             $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                  $0.00
                                                                                       --------------------

      Total Payments Received                                                                                        $13,354,447.15

      Liquidation Proceeds:
            Gross amount realized with respect to Liquidated Receivables                      1,452,461.55

            Less: (i) reasonable expenses incurred by Servicer
               in connection with the collection of such Liquidated
               Receivables and the repossession and disposition
               of the related Financed Vehicles and (ii) amounts
               required to be refunded to Obligors on such Liquidated Receivables               (35,251.43)
                                                                                       --------------------

      Net Liquidation Proceeds                                                                                        $1,417,210.12

      Allocation of Liquidation Proceeds:
            Supplemental Servicing Fees                                                              $0.00
            Amount allocable to interest                                                             $0.00
            Amount allocable to principal                                                            $0.00
            Amount allocable to Insurance Add-On Amounts                                             $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                  $0.00                    $0.00
                                                                                       --------------------     --------------------

      Total Collected Funds                                                                                          $14,771,657.27
                                                                                                                ====================

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                 $0.00
            Amount allocable to interest                                                             $0.00
            Amount allocable to principal                                                            $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                  $0.00

      Purchase Amounts - Administrative Receivables                                                                      $25,214.23
            Amount allocable to interest                                                             $0.00
            Amount allocable to principal                                                       $25,214.23
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                  $0.00
                                                                                       --------------------

      Total Purchase Amounts                                                                                             $25,214.23
                                                                                                                ====================

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                      $435,052.97

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
             Payments received from Obligors                                                   ($192,949.95)
             Liquidation Proceeds                                                                     $0.00
             Purchase Amounts - Warranty Receivables                                                  $0.00
             Purchase Amounts - Administrative Receivables                                            $0.00
                                                                                       ---------------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                       ($192,949.95)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                      ($192,949.95)

      Remaining Outstanding Monthly Advances                                                                            $242,103.02

      Monthly Advances - current Monthly Period                                                                         $228,176.60
                                                                                                                --------------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                        $470,279.62
                                                                                                                ====================

                                Page 4 (1997-B)

VIII.  Calculation of Interest and Principal Payments

       A.  Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                                $9,410,415.22
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables
                 during the Monthly Period                                                                            $3,607,299.66
              Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                       $25,214.23
              Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
              Cram Down Losses                                                                                                $0.00
                                                                                                                  ------------------

              Principal Distribution Amount                                                                          $13,042,929.11
                                                                                                                  ==================

       B.  Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

              Multiplied by the Class A-1 Interest Rate                                                   5.743%

              Multiplied by actual days in the period or in the case of the first
                 Distribution Date, by 26/360                                                        0.08611111               $0.00
                                                                                              ------------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                                     ---------------

              Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                                     ===============

       C.  Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-2 Noteholders on such Distribution Date)                         $0.00

              Multiplied by the Class A-2 Interest Rate                                                   6.100%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333               $0.00
                                                                                              ------------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                                     ---------------

              Class A-2 Interest Distributable Amount                                                                         $0.00
                                                                                                                     ===============

       D.  Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-3 Noteholders on such Distribution Date)                $10,258,963.06

              Multiplied by the Class A-3 Interest Rate                                                   6.300%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333          $53,859.56
                                                                                              ------------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                                     ---------------

              Class A-3 Interest Distributable Amount                                                                    $53,859.56
                                                                                                                     ===============

       E.  Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                 of principal to Class A-4 Noteholders on such Distribution Date)               $150,000,000.00

              Multiplied by the Class A-4 Interest Rate                                                   6.500%

              Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360           0.08333333         $812,500.00
                                                                                              ------------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                                     --------------

              Class A-4 Interest Distributable Amount                                                                   $812,500.00
                                                                                                                     ===============


                                Page 5 (1997-B)

       F.  Calculation of Class A-5 Interest Distributable Amount

               Class A-5 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-5 Noteholders on such Distribution Date)         $163,000,000.00

               Multiplied by the Class A-5 Interest Rate                                             6.700%

               Multiplied by 1/12 or, in the case of the first Distribution
                  Date, by 26/360                                                               0.08333333              $910,083.33
                                                                                        -------------------

               Plus any unpaid Class A-5 Interest Carryover Shortfall                                                         $0.00
                                                                                                                 -------------------

               Class A-5 Interest Distributable Amount                                                                  $910,083.33
                                                                                                                 ===================


       G.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                               $0.00
               Class A-2 Interest Distributable Amount                                               $0.00
               Class A-3 Interest Distributable Amount                                          $53,859.56
               Class A-4 Interest Distributable Amount                                         $812,500.00
               Class A-5 Interest Distributable Amount                                         $910,083.33

               Noteholders' Interest Distributable Amount                                                             $1,776,442.89
                                                                                                                 ===================

       H.  Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                                $13,042,929.11

               Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                  Distribution Amount, the initial principal balance of the Class
                  A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                  Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
                  Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
                  Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                  Accounting Date for the preceding Distribution Date)                              100.00%          $13,042,929.11
                                                                                        -------------------


                  Unpaid Noteholders' Principal Carryover Shortfall                                                           $0.00
                                                                                                                --------------------

                  Noteholders' Principal Distributable Amount                                                        $13,042,929.11
                                                                                                                ====================

          I.  Application of Noteholders' Principal Distribution Amount:

                  Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-1 Notes (equal to entire Noteholders' Principal Distributable
                  Amount until the principal balance of the Class A-1 Notes is reduced to zero)                               $0.00
                                                                                                                ====================

                  Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-2 Notes (no portion of the Noteholders' Principal
                  Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
                  thereafter, equal to the entire Noteholders' Principal Distributable Amount)                       $13,042,929.11
                                                                                                                ====================

                                Page 6 (1997-B)

IX.   Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution Date,
         as of the Closing Date                                                                                        $0.00
                                                                                                              ---------------
                                                                                                                       $0.00
                                                                                                              ===============

      Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
         Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
         Principal Balance of Subsequent Receivables transferred to the
         Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
         of  Subsequent Receivables over (ii) $0))                                                                     $0.00

      Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
         Account has been reduced to $100,000 or less as of the Distribution Date
         (see B below)                                                                                                 $0.00
                                                                                                              ---------------

      Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date                                                                     $0.00
                                                                                      ---------------

                                                                                                                       $0.00
                                                                                                              ===============


      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution
         Date on or immediately preceding the end of the Funding Period
         (August 1997 Distribution Date) or the Pre-Funded Amount being
         reduced to $100,000 or less on any Distribution Date                                                          $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                            $0.00

      C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                                     $0.00
      Class A-2 Prepayment Premium                                                                                     $0.00
      Class A-3 Prepayment Premium                                                                                     $0.00
      Class A-4 Prepayment Premium                                                                                     $0.00
      Class A-5 Prepayment Premium                                                                                     $0.00


                                Page 7 (1997-B)

   X.      Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
              Notes, Class A-5 Notes,

                   Product of (x)  6.31% (weighted average interest of Class A-1
                   Interest Rate, Class A-2 Interest Rate, Class A-3 Interest
                   Rate, Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0 (the Pre-Funded Amount on
                   such Distribution Date) and (z) 0 (the number of days until
                   the August 1997 Distribution Date))                                                        $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0 (the
                   Pre-Funded Amount on such Distribution Date) and (z) 0 (the
                   number of days until the August 1997 Distribution Date)                                    $0.00
                                                                                                   -----------------


           Requisite Reserve Amount                                                                           $0.00
                                                                                                   =================

           Amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or, in
              the case of the first Distribution Date, as of the Closing Date                                 $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
              Holdback Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                    $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee from amounts withdrawn from the Pre-Funding
              Account in respect of transfers of Subsequent Receivables)                                      $0.00

           Less: withdrawals from the Reserve Account (other than the Class A-1
              Holdback Subaccount) to cover the excess, if any, of total amount
              payable over Available Funds (see IV above)                                                     $0.00
                                                                                                   -----------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                      $0.00
                                                                                                   =================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                    $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date  preceding the Distribution Date))                                                $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                               $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee)                                             $0.00
                                                                                                   -----------------

           Class A-1 Holdback Subaccount immediately following the Distribution
              Date                                                                                            $0.00
                                                                                                   =================

                                Page 8 (1997-B)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day
              of the Monthly Period                                     $323,258,963.06
           Multiplied by Basic Servicing Fee Rate                                  1.00%
           Divided by Months per year                                         0.0833333
                                                                     -------------------

           Basic Servicing Fee                                                                    $269,382.47

           Less: Backup Servicer Fees (annual rate of 1 bp)                                             $0.00

           Supplemental Servicing Fees                                                                  $0.00
                                                                                           -------------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $269,382.47
                                                                                                                 ===================

  XIII.    Information for Preparation of Statements to Noteholders

                  a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                    $10,258,963.06
                                  Class A-4 Notes                                                                   $150,000,000.00
                                  Class A-5 Notes                                                                   $163,000,000.00

                  b. Amount distributed to Noteholders allocable to principal
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                    $10,258,963.06
                                  Class A-4 Notes                                                                     $2,783,966.05
                                  Class A-5 Notes                                                                             $0.00

                  c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                             $0.00
                                  Class A-4 Notes                                                                   $147,216,033.95
                                  Class A-5 Notes                                                                   $163,000,000.00

                  d. Interest distributed to Noteholders
                                  Class A-1 Notes                                                                             $0.00
                                  Class A-2 Notes                                                                             $0.00
                                  Class A-3 Notes                                                                        $53,859.56
                                  Class A-4 Notes                                                                       $812,500.00
                                  Class A-5 Notes                                                                       $910,083.33

                  e. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                         from preceding statement)                                                                            $0.00
                     2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                         from preceding statement)                                                                            $0.00
                     3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                         from preceding statement)                                                                            $0.00
                     4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                         from preceding statement)                                                                            $0.00
                     5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                         from preceding statement)                                                                            $0.00

                  f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                     1.  Reserve Account                                                                $0.00
                     2.  Class A-1 Holdback Subaccount                                                  $0.00
                     3.  Claim on the Note Policy                                                       $0.00

                  g. Remaining Pre-Funded Amount                                                                              $0.00

                  h. Remaining Reserve Amount                                                                                 $0.00

                  i. Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

                  j. Prepayment amounts
                                  Class A-1 Prepayment Amount                                                                 $0.00
                                  Class A-2 Prepayment Amount                                                                 $0.00
                                  Class A-3 Prepayment Amount                                                                 $0.00
                                  Class A-4 Prepayment Amount                                                                 $0.00
                                  Class A-5 Prepayment Amount                                                                 $0.00

                  k. Prepayment Premiums
                                  Class A-1 Prepayment Premium                                                                $0.00
                                  Class A-2 Prepayment Premium                                                                $0.00
                                  Class A-3 Prepayment Premium                                                                $0.00
                                  Class A-4 Prepayment Premium                                                                $0.00
                                  Class A-5 Prepayment Premium                                                                $0.00

                  l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                        paid by the Trustee on behalf of the Trust                                                      $269,382.47

                  m. Note Pool Factors (after giving effect to distributions on the
                        Distribution Date)
                                  Class A-1 Notes                                                                        0.00000000
                                  Class A-2 Notes                                                                        0.00000000
                                  Class A-3 Notes                                                                        0.00000000
                                  Class A-4 Notes                                                                        0.98144023
                                  Class A-5 Notes                                                                        1.00000000


                                Page 9 (1997-B)

   XVI.    Pool Balance and Aggregate Principal Balance
                      Original Pool Balance at beginning of Monthly Period                                      $774,999,996.59
                      Subsequent Receivables                                                                              $0.00
                                                                                                              ------------------
                      Original Pool Balance at end of Monthly Period                                            $774,999,996.59
                                                                                                              ==================

                      Aggregate Principal Balance as of preceding Accounting Date                                323,258,963.06
                      Aggregate Principal Balance as of current Accounting Date                                 $310,216,033.95


           Monthly Period Liquidated Receivables                                       Monthly Period Administrative Receivables

                                          Loan #                    Amount                        Loan #                    Amount
                                          ------                    ------                        ------                    ------
                            see attached listing                3,607,299.66       see attached listing                   25,214.23
                                                                       $0.00                                                  $0.00
                                                                       $0.00                                                  $0.00
                                                              ---------------                                           ------------
                                                               $3,607,299.66                                             $25,214.23
                                                              ===============                                           ============

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                          22,451,168.73

           Aggregate Principal Balance as of the Accounting Date                               $310,216,033.95
                                                                                             ------------------

           Delinquency Ratio                                                                                             7.23726896%
                                                                                                                        ============

          IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA FINANCIAL LTD.

                                         By:
                                             -----------------------------------
                                         Name: Scott R. Fjellman
                                               ---------------------------------
                                         Title: Vice President / Securitization
                                                --------------------------------


                                Page 10 (1997-B)

                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 1999

I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                $775,000,000.00

                    AGE OF POOL (IN MONTHS)                                         28

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all
           any portion of a Scheduled Payment as of the Accounting Date                           $22,451,168.73
           Aggregate Principal Balance as of the Accounting Date                                 $310,216,033.95
                                                                                                 ----------------

        Delinquency Ratio                                                                                                7.23726896%
                                                                                                                    ================


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                                7.23726896%

        Delinquency ratio - preceding Determination Date                                              6.36770183%

        Delinquency ratio - second preceding Determination Date                                       6.54565193%
                                                                                                 ----------------


        Average Delinquency Ratio                                                                                        6.71687424%
                                                                                                                    ================


IV.     Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                          $105,544,213.39

        Add:        Sum of Principal Balances (as of the Accounting
                       Date) of Receivables that became Liquidated
                       Receivables during the Monthly Period or that
                       became Purchased Receivables during Monthly
                       Period (if delinquent more than 30 days with
                       respect to any portion of a Scheduled
                       Payment at time of purchase)                                                                   $3,607,299.66
                                                                                                                    ----------------

        Cumulative balance of defaults as of the current Accounting Date                                            $109,151,513.05

                    Sum of Principal Balances (as of the Accounting Date)
                       of 90+ day delinquencies                                                     5,378,793.58

                                  Percentage of 90+ day delinquencies
                                     applied to defaults                                                  100.00%     $5,378,793.58
                                                                                                                    ----------------
        Cumulative balance of defaults and 90+ day delinquencies as of
          the current Accounting Date                                                                               $114,530,306.63
                                                                                                                    ================


V.     Cumulative Default Rate as a % of Original Principal Balance

       Cumulative Default Rate - current Determination Date                                           14.7781041%

       Cumulative Default Rate - preceding Determination Date                                         14.3117850%

       Cumulative Default Rate - second preceding Determination Date                                  13.8937237%


                                Page 1 (1997-B)

     VI.   Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $49,561,627.00

           Add:         Aggregate of Principal Balances as of the Accounting
                          Date (plus accrued and unpaid interest thereon to
                          the end of the Monthly Period) of all Receivables
                          that became Liquidated Receivables or that became
                          Purchased Receivables and that were delinquent more
                          than 30 days with respect to any portion of a
                          Scheduled Payment as of the Accounting Date                        $3,607,299.66
                                                                                       --------------------

                        Liquidation Proceeds received by the Trust                          ($1,417,210.12)           $2,190,089.54
                                                                                       --------------------        -----------------

           Cumulative net losses as of the current Accounting Date                                                   $51,751,716.54

                        Sum of Principal Balances (as of the Accounting Date)
                          of 90+ day delinquencies                                           $5,378,793.58

                                         Percentage of 90+ day delinquencies
                                            applied to losses                                        40.00%           $2,151,517.43
                                                                                       --------------------        -----------------

           Cumulative net losses and 90+ day delinquencies as of the current
              Accounting Date                                                                                        $53,903,233.97
                                                                                                                   =================

     VII.  Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                          6.9552560%

           Cumulative Net Loss Rate - preceding Determination Date                                                        6.6723194%

           Cumulative Net Loss Rate - second preceding Determination Date                                                 6.5474503%

     VIII. Classic/Premier Loan Detail

                                                                      Classic                   Premier                 Total
                                                                      -------                   -------                 -----
           Aggregate Loan Balance, Beginning                        176,639,002.45           $146,619,960.61        $323,258,963.06
             Subsequent deliveries of Receivables                             0.00                      0.00                   0.00
             Prepayments                                             (1,792,533.79)            (1,998,860.93)         (3,791,394.72)
             Normal loan payments                                    (2,932,243.92)            (2,686,776.58)         (5,619,020.50)
             Defaulted Receivables                                   (2,231,679.30)            (1,375,620.36)         (3,607,299.66)
             Administrative and Warranty Receivables                    (25,027.46)                  (186.77)            (25,214.23)
                                                                 ------------------        ------------------     ------------------
           Aggregate Loan Balance, Ending                          $169,657,517.98           $140,558,515.97        $310,216,033.95
                                                                 ==================        ==================     ==================

           Delinquencies                                             14,321,939.71              8,129,229.02         $22,451,168.73
           Recoveries                                                  $845,104.67               $572,105.45          $1,417,210.12
           Net Losses                                                 1,386,574.63                803,514.91          $2,190,089.54

     VIII. Other Information Provided to FSA

                A.   Credit Enhancement Fee information:

                     Aggregate Principal Balance as of the Accounting Date                   $310,216,033.95
                     Multiplied by: Credit Enhancement Fee (25 bp's) * (30/360)                       0.0208%
                                                                                          -------------------
                               Amount due for current period                                                             $64,628.34
                                                                                                                  ==================


                B.   Dollar amount of loans that prepaid during the Monthly Period                                    $3,791,394.72
                                                                                                                  ==================

                     Percentage of loans that prepaid during the Monthly Period                                          1.22217884%
                                                                                                                  ==================

                                Page 2 (1997-B)

     IX.     Spread Account Information                                                         $                          %

             Beginning Balance                                                            $19,628,127.41               6.32724465%

             Deposit to the Spread Account                                                         $0.00               0.00000000%
             Spread Account Additional Deposit                                             $1,000,000.00               0.32235600%
             Withdrawal from the Spread Account                                             ($200,280.46)             -0.06456161%
             Disbursements of Excess                                                        ($797,757.05)             -0.25716177%
             Interest earnings on Spread Account                                              $85,032.48               0.02741073%
                                                                                        -----------------           --------------

             Sub-Total                                                                    $19,715,122.38               6.35528800%
             Spread Account Recourse Reduction Amount                                      $2,000,000.00               0.64471200%
                                                                                        -----------------           --------------
             Ending Balance                                                               $21,715,122.38               7.00000000%
                                                                                        =================           ==============



             Specified Balance pursuant to Section 3.03 of the Spread Account
                  Agreement among Olympic Financial Ltd.,
                  Arcadia Receivables Finance Corp., Financial Security
                  Assurance Inc. and Norwest Bank Minnesota, National Association         $21,715,122.38               7.00000000%
                                                                                        =================           ==============

     X.      Trigger Events

             Cumulative Loss and Default Triggers as of June 1, 1997

                                        Loss                           Default               Loss Event             Default Event
       Month                        Performance                      Performance             of Default               of Default
       -----------------------------------------------------------------------------------------------------------------------------
          3                            0.86%                            2.08%                   1.08%                    2.60%
          6                            1.72%                            4.15%                   2.15%                    5.19%
          9                            2.49%                            6.01%                   3.11%                    7.52%
         12                            3.18%                            7.68%                   3.97%                    9.60%
         15                            4.09%                            9.89%                   5.12%                   12.36%
         18                            4.92%                           11.90%                   6.16%                   14.88%
         21                            5.65%                           13.66%                   7.06%                   17.07%
         24                            6.28%                           15.18%                   7.85%                   18.97%
         27                            6.61%                           15.98%                   8.26%                   19.97%
         30                            6.88%                           16.62%                   8.60%                   20.77%
         33                            7.11%                           17.18%                   8.89%                   21.47%
         36                            7.31%                           17.66%                   9.14%                   22.08%
         39                            7.40%                           17.89%                   9.26%                   22.37%
         42                            7.48%                           18.07%                   9.35%                   22.59%
         45                            7.54%                           18.23%                   9.43%                   22.78%
         48                            7.59%                           18.36%                   9.50%                   22.94%
         51                            7.64%                           18.46%                   9.55%                   23.07%
         54                            7.67%                           18.54%                   9.59%                   23.18%
         57                            7.70%                           18.61%                   9.63%                   23.26%
         60                            7.72%                           18.66%                   9.65%                   23.32%
         63                            7.73%                           18.69%                   9.67%                   23.36%
         66                            7.74%                           18.71%                   9.68%                   23.39%
         69                            7.75%                           18.72%                   9.69%                   23.40%
         72                            7.75%                           18.73%                   9.69%                   23.41%
       -----------------------------------------------------------------------------------------------------------------------------

             Average Delinquency Ratio equal to or greater than 7.44%                              Yes________            No___x____

             Cumulative Default Rate (see above table)                                             Yes________            No___x____

             Cumulative Net Loss Rate (see above table)                                            Yes________            No___x____

             Trigger Event that occurred as of a prior Determination Date
                is Deemed Cured as of current Determination Date                                   Yes________            No___x____

     XI.     Insurance Agreement Events of Default

             To the knowledge of the Servicer, an Insurance Agreement
                Event of Default has occurred                                                      Yes________            No___x____

             To the knowledge of the Servicer, a Capture Event has occurred and be continuing      Yes________            No___x____

             To the knowledge of the Servicer, a prior Capture Event has been cured by
                a permanent waiver                                                                 Yes________            No___x____


           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                           -------------------------------------
                                       Name: Scott R. Fjellman
                                             -----------------------------------
                                       Title: Vice President / Securitization
                                              ----------------------------------

                                Page 3 (1997-B)